UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2011

FIBERTOWER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21091	52-1869023
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

185 Berry Street Suite 4800 San Francisco, California (Address of principal executive offices)	94107 (Zip Code)

(Registrant’s telephone number, including area code):  (415) 659-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01             REGULATION FD DISCLOSURE

On December 15, 2011, FiberTower provided certain financial information to certain of its note holders pursuant to confidentiality agreements.  Pursuant to the terms of the confidentiality agreements, FiberTower agreed to make such information publicly available on or before December 30, 2011.  A copy of such financial information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference in order to make such information publicly available.  The information presented under this Item 7.01 shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

In addition, Mr. Thomas Scott has informed FiberTower Corporation that he intends to resign as FiberTower’s chief financial officer during January 2012.  Mr. Scott has agreed to remain available to FiberTower after his resignation for a reasonable period on an “as needed” consulting basis to provide transition services.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit

Number                                                    Description

99.1                                                                           Presentation to Note Holders dated December 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBERTOWER CORPORATION

Date: December 30, 2011	By:	/s/ Thomas A. Scott
		Name:	Thomas A. Scott
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Presentation to Note Holders dated December 15, 2011.